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                                SUPPLEMENT NO. 3
                                       TO
                           STATEMENT OF UNDERSTANDING
                        REGARDING PET FOOD JOINT VENTURE

            THIS SUPPLEMENT No. 3 dated as of the 18th day of Nov, 1992, between THE ANDERSONS ("Andersons"), a limited partnership organized under the laws of the State of Ohio, and HUBBARD MILLING COMPANY ("Hubbard"), a Minnesota corporation.

                                    RECITALS

            1. Pursuant to a Statement of Understanding Regarding Pet Food Joint Venture dated June 1, 1984 (the "Joint Venture Agreement"), Andersons and Hubbard have created a joint venture (the "Venture") for the purpose of engaging in the manufacturing, marketing and production of pet foods at the Feed Mill (as defined in the Joint Venture Agreement). The Joint Venture Agreement was supplement by Supplement No. 1 dated May 31, 1989, and Supplement No. 2 dated November 27, 1990.

            2. Andersons and Hubbard again desire to supplement and amend the Joint Venture Agreement and Supplements No. 1 and No. 2 in several respects as herein provided.

                                    AGREEMENT

            For good and valuable consideration, Andersons and Hubbard hereby agree as follows:

            1. Termination. Paragraph 29 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

            "29. Termination. This Agreement and the Venture shall terminate as follows:

            (a) by the mutual written consent of Hubbard and Andersons;

            (b) on April 30, 1995, unless Hubbard and Andersons shall agree no later than January 31, 1995, upon the terms and conditions of an extension of the Venture; and

            (c) as of the date, if any, on or after April 30, 1995, on which there occurs a closing of a purchase of assets by Hubbard pursuant to the exercise of the option granted under paragraph 25 of this Agreement.

      Nothing contained in this paragraph shall affect or impair any rights or obligations arising prior to or at the time of the termination of this Agreement or which may arise by an event causing the termination of this Agreement and the Venture."

            2. Extension and Future Exercise of Option. Paragraph 2 of Exhibit 1 to the Joint venture Agreement is hereby amended and restated in its entirety as follows:
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            "2. Exercise. The Option shall not be voluntarily exercisable by
      Hubbard until April 30, 1995. From and after such date, Hubbard may voluntarily exercise the Option by delivering written notice of election to purchase to Andersons in the manner specified for notices in the Statement of Understanding.

            The Option shall be deemed to have been exercised by Hubbard on January 31, 1995, if Hubbard and Andersons shall not agree to an extension of the term of the Venture by January 31, 1995, with closing to occur on April 30, 1995, or any other reasonably appropriate later date specified by Hubbard in accordance with Paragraph 5 of Exhibit 1 to the Statement of Understanding. As provided in Section 29(b) of the Statement of Understanding, the Venture will terminate as of April 30, 1995, unless Hubbard and the Andersons agree on an extension of the venture by January 31, 1995."

            3. Paragraphs 1 and 2 of Supplement No. 2 are superseded by the provision of this Supplement No. 3.

            IN WITNESS WHEREOF, Andersons and Hubbard have caused this Supplement No. 3 to be executed by their duly authorized representatives as of the date first written above.

                                   THE ANDERSONS
                                   BY THE ANDERSON MANAGEMENT CORPORATION,
                                   A GENERAL PARTNER


                                   By: /s/ Chris Anderson
                                      ------------------------------------------
                                      Chris Anderson
                                      Manager-Ventures & Business Development


                                   HUBBARD MILLING COMPANY


                                   By: /s/ Timothy C. Violet
                                      ------------------------------------------
                                      Timothy C. Violet
                                      Vice President


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